Exhibit 99.2

SEPTEMBER 2026 WWW.CONTANGOORE.COM NYSE AMERICAN / TSX: CTGO AN EMERGING NORTH AMERICAN HIGH - GRADE MID - TIER SILVER & GOLD PRODUCER AND DEVELOPER

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 1 DISCLAIMER FORWARD - LOOKING STATEMENTS AND INFORMATION This presentation contains “forward - looking statements” and “forward - looking information” within the meaning of applicable United States and Canadian securities laws (collectively, “FLI”) . Contango Silver & Gold Inc . (the “Company” or “Contango”) intends that FLI be covered by applicable safe harbor provisions, including those of the Private Securities Litigation Reform Act of 1995 , to the extent available . Readers should consider the cautionary statements below and any additional FLI disclosure accompanying the relevant statements in this presentation . FLI includes statements regarding expected production, grades, recoveries, mine life, costs, capital expenditures, cash flows, financing and distributions from Peak Gold, LLC (“Peak Gold”) ; exploration potential and anticipated exploration results ; estimates of mineral resources and mineral reserves and the potential to expand or upgrade them ; the results, assumptions and projected economics of technical studies ; the timing and results of future studies ; permitting, construction and development plans ; and the integration of Dolly Varden Silver Corporation (“Dolly Varden”) and the anticipated benefits of that acquisition . FLI may be identified by words such as “expects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “projects”, “may”, “will”, “could” and similar expressions, although the absence of these words does not mean that a statement is not FLI . FLI is based on management’s expectations, estimates and assumptions at the time the statements are made, including assumptions regarding metal prices and exchange rates ; mineral resources, mineral reserves, grades and recoveries ; production rates and schedules ; operating and capital costs ; availability of financing, personnel, equipment and infrastructure ; continued access to ore transportation and processing capacity ; timely receipt and maintenance of permits and approvals ; performance by joint venture partners and contractors ; and the successful integration of acquired businesses . The material assumptions underlying particular forecasts and study results are described with the relevant disclosure in this presentation . FLI involves risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including variability in production, grades and recoveries ; uncertainty in mineral resource and mineral reserve estimates and technical study results ; exploration, development, construction and operating risks ; dependence on Kinross Gold Corporation (“Kinross”) and its affiliates as manager and operator of Peak Gold and Contango’s limited control over joint venture decisions ; changes in metal prices, exchange rates, costs and capital requirements ; availability of financing and compliance with debt obligations ; joint venture capital calls and the timing and amount of distributions ; title, permitting, environmental, health and safety risks ; indigenous rights and community relations ; changes in laws, taxes and government policies ; severe weather and other natural events ; loss of key personnel ; and the inability to realize expected value from acquisitions, including integration risks associated with the acquisition of Dolly Varden Silver Corporation . Additional risks are described in the Company’s most recent annual report on Form 10 - K, subsequent quarterly reports on Form 10 - Q and other filings with the SEC and Canadian securities regulators, available on EDGAR and SEDAR+, respectively . FLI is not a guarantee of future performance . Readers should not place undue reliance on it . Unless otherwise indicated, FLI speaks as of the date of this presentation . Except as required by applicable law, Contango undertakes no obligation to update or revise FLI to reflect subsequent events, circumstances or changes in expectations . MINERAL DISCLOSURE AND TECHNICAL REPORTS In the United States, mining disclosure is governed by Item 1300 of SEC Regulation S - K (“S - K 1300 ”) and under S - K 1300 , the U . S . Securities and Exchange Commission (“SEC”) recognizes estimates of measured, indicated and inferred mineral resources and proven and probable mineral reserves . An SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources and mineral reserves . Disclosure of mineral resources or mineral reserves on a material property must be supported by a technical report summary prepared by a qualified person or persons, and that summary must be filed when required by S - K 1300 . References below to an “S - K 1300 Report” mean a technical report summary prepared under S - K 1300 . For a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineral resources included in this presentation that relate to Contango’s mineral projects, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, sociopolitical, marketing or other relevant factors, please review the technical report summaries for each of Contango’s material properties which are available at www . sec . gov . The following reports are available on Contango’s EDGAR profile at www . sec . gov : ( i ) the S - K 1300 technical report summary for the Manh Choh Project, dated May 12 , 2023 , with an effective date of December 31 , 2022 , filed as Exhibit 96 . 1 to Contango’s Form 8 - K filed June 2 , 2023 ; (ii) the S - K 1300 technical report summary for the Lucky Shot Project, dated and effective May 26 , 2023 , filed as Exhibit 96 . 1 to Contango’s Form 8 - K filed June 16 , 2023 ; and (iii) the S - K 1300 technical report summary and initial assessment for the Johnson Tract Polymetallic Project, effective May 12 , 2025 , as amended January 12 , 2026 , filed as Exhibit 96 . 1 to Contango’s Form 8 - K/A filed January 13 , 2026 . These reports were prepared for Contango by the qualified persons identified in the respective reports . Estimates are stated as of their specified effective dates an may be affected by subsequent exploration, mining depletion and changes in technical and economic assumptions . Preparation or filing of a technical report does not constitute regulatory approval or endorsement of the report or the estimates it contains . The Feasibility Study (“FS”) referenced herein that relates to Peak Gold was prepared by Kinross in accordance with Canadian National Instrument 43 - 101 – Standards of Disclosure for Mineral Projects (“NI 43 - 101 ”) . KG Mining (Alaska), Inc . , an indirect subsidiary of Kinross, holds 70 % of the outstanding membership interests in Peak Gold and serves as its manager . Contango indirectly owns the remaining 30 % membership interest in Peak Gold and relies on Kinross and its affiliates for the FS and related information . Contango remains responsible for its own disclosure . Contango is subject to applicable United States and Canadian securities laws . Investors are cautioned that, although the mineral resource and mineral reserve definitions under S - K 1300 and NI 43 - 101 are substantially similar, the standards and disclosure requirements are not identical . Accordingly, estimates prepared under NI 43 - 101 may differ from estimates prepared under S - K 1300 . The applicable reporting standard and effective date should be considered when reviewing each estimate identified in this presentation . Further, investors are cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S - K 1300 , investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves . Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves . Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that Contango reports are or will be economically or legally mineable . Mineral resource estimates are subject to technical and economic assumptions ; conversion of measured or indicated mineral resources to mineral reserves requires appropriate studies and consideration of mining losses, dilution and other modifying factors . Inferred mineral resources have a lower level of geological confidence than measured or indicated mineral resources and cannot be converted directly into mineral reserves . There is no certainty that further exploration will upgrade inferred mineral resources to measured or indicated mineral resources, or that measured or indicated mineral resources will be converted to mineral reserves . The securities of Contango have not been approved or disapproved by the United States Securities and Exchange Commission, any Canadian securities regulatory authority or any other securities commission or regulatory authority in the United States or any other jurisdiction, nor have any of the foregoing authorities passed upon or endorsed the merits of this presentation or confirmed the accuracy or adequacy of the information contained in this presentation . Any representation to the contrary is a criminal offense . This presentation does not constitute an offer to sell or the solicitation of an offer to buy the securities of Contango . This presentation does not contain all of the information that would normally appear in a prospectus under applicable United States or Canadian securities laws . Prospective investors should carefully read Contango’s disclosure documents filed with the SEC on EDGAR and with Canadian securities regulators on SEDAR+, , especially the risk factors contained in such filings, before making an investment decision with respect to investing in the securities of Contango . Unless otherwise indicated, all dollar amounts in this presentation are expressed in United States dollars . Hyperlinks included in this presentation are provided for convenience only . Information contained in, or otherwise accessible through, those hyperlinks does not form part of, and is not incorporated by reference into, this presentation . NON - GAAP RECONCILIATION DISCLAIMER This presentation contains forward looking estimates of all - in sustaining cost (“AISC”), resources, free cash flow and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”) . We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non - GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA . In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time . These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA .

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 2 WWW.CONTANGOORE.COM

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 3 33.5 M SHARES O/S NYSE / TSX CTGO DUAL LISTED Fairbanks AK HEADQUARTERS NORTH AMERICAN SILVER & GOLD PRODUCER ~2 Moz Au Gold ~83 Moz Ag Silver TOTAL RESOURCES $89M CASH ON HAND $100M+ 2025 FREE CASH FLOW

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 4 STRONG CAPITAL MARKETS PROFILE 1. Approximate amounts reported as of August 12, 2026 2. Cash reported as of June 30, 2026 3. CTGO convertible debt (convertible into 655,738 shares at $30.50) 4. Reported as of June 30, 2026 which includes settlement of remaining hedges 5. Capital IQ, SEDI and Bloomberg publicly disclosed data Ownership 2,3 Shareholder Summary 5 Analyst Coverage Current ETF Inclusion GDXJ x Dual Listing Russell 2000 x CAPITAL STRUCTURE TRADING - NYSE AMERICAN (US Dollars): CTGO 1 90 - Day Avg. Daily Volume ~530,000 shares per day 52 - week range $14.50 - $34.38 Market Cap $657 M CAPITAL STRUCTURE 2 Issued & Outstanding 33.5 M Warrants 0.4 M Options 0.5 M Fully Diluted 34.4 M FINANCIAL POSITION (US Dollars) Cash 2 $89 M Convertible Debenture 3 $20.0 M Debt (ING & Macquarie) 4 $43.6 M Hedge Contracts 4 nil Alyeska Investment ~45% ~45% ~10% Institutional / HNW Retail Management / Insiders 4

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM HIGHLY LEVERAGED TO SILVER & GOLD Source : Company Materials, brokers’ estimates as of April 2026 ; Calculated at spot Au & Ag prices, excludes base metal credits Grade vs Valuation: Precious Metals Producer Peers Consensus P/NAV by AgEq Resource Grade (g/t) Consensus P/NAV AgEq Resource Grade (g/t) CTGO's grade is ~2.4x the peer average, yet it trades at 0.45x the peer average valuation Wesdome Orla G Mining Endeavour Silver Avino Silvercorp Fortuna Aya Americas Gold & Silver Discovery Andean Precious Metals GoGold Orezone Minera Alamos McEwen CTGO 5

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 6 CONTANGO’S FIVE YEAR DEVELOPMENT PIPELINE TARGET 200k oz Au + 5M oz Ag 2 Yrs 100,000 GEO 2 – 3 Yrs 1. See news release dated March 16, 2026 “ Contango Announces 2025 Year End Financials and Provides 2026 and 2027 Production Guidance” 2. See new released dated May 5, 2025 “ Contango Announces S - K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” Fully Funded to Execute Fastest Gold Producing Growth Profile in the Industry ~60,000 GEO 1 KITSAULT VALLEY NEW MRE – September 2026: Ind: 89.5 Moz AgEq (7.66 Mt at 364 g/t AgEq ) Inf: 64.92 Moz AgEq (6.31 Mt at 322 g/t AgEq ) x ~50,000 m 2026 drill program x 247,000 acres (100,000 ha) of prospective land x MRE update scheduled for H1 2027 x IA scheduled for later in 2027 MANH CHOH LUCKY SHOT JOHNSON TRACT x Fully permitted and producing gold x Permits received in less than 2 years x Built on time and on budget x First gold pour on July 8, 2024 x 2025 ~60,000 oz annual production 1 x LOM ~60,000 oz annual production x LOM $1,700 AISC x Fully permitted for mining x 110,000 oz at 14.5 g/t Au x 2 years to develop 400,000 - 500,000 oz Au resource x Target 40,000 - 50,000 oz Au production x Identify potential processing facilities x Established 1.1M oz resource at 9.4 g/t GEO x Federal permitting under FAST 41 x Initial Assessment released May 2025 2 x Post Tax NPV 5 = $615.4M and +60% IRR at $4,000 gold x Building road to portal site in 2026 x Target for FS with mine construction decision by 2028/2029 GEO = Gold Equivalent Ounces 200,000 oz Au 5.0 Moz Ag

WWW.CONTANGOORE.COM NYSE - A/TSX: CTGO COMPANY PORTFOLIO OVERVIEW

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 8 PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) FORT KNOX MILL (Kinross) 1. Reserve and Resource Table can be found in the Appendix 2. See news release dated March 16, 2026 “ Contango Announces 2025 Year End Financials and Provides 2026 and 2027 Production Guidance” 3. LOM = Life of Mine, MRE = Mineral Resource Estimate; MANH CHOH MINE (30%) 1 1M oz at 8 g/t Au reserve (on 100% basis) Private land owned by Tetlin Native Tribe ~25 km from Alaska Highway 1 year for Federal Permitting Production started Q3 2024 Avg LOM ~60,000 oz Au 2,3 ~ $550M LOM 3 free cash flow (at $4,000/oz) JOHNSON TRACT PROJECT (100%) 1 KITSAULT VALLEY PROJECT (100%) 1 LUCKY SHOT MINE (100%) 1 DSO Routes

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 9 DSO CRITERIA High - grade resources Gold, Silver, Copper focus Near Infrastructure Road Rail Water Simple permitting from a mining perspective Private and State lands Minimal water and wetlands impact Simple mining/processing 2020/2021 2022 2023 2024 JV with Kinross, Community Outreach, PFS/FS, permit applications submitted Construction decision & road construction, mill modifications, campus renovation; 404 Wetlands Permit received Operating permits received; construction completed with groundbreaking ceremony in August; ore transport started in November Ore stockpiled at Manh Choh and Fort Knox; first gold pour in July 2024! FEDERAL PERMITS 1 YR CONSTRUCTION AND RAMP UP 2 YRS Manh Choh deposit before mining MANH CHOH MINE CTGO SUCCESS OF DSO APPROACH

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM Contango Production Guidance (30% basis) Units 2026 Gold Production 40,000 - 45,000 oz 2027 Gold Production 75,000 - 80,000 oz 2026 Cash Costs $1,900 - $2,000 per oz sold 2027 Cash Costs $1,200 - $1,300 per oz sold LOM Cumulative Cash (approximate) 550,000,000$ at $4,000 gold Remaining Hedge Balance nil oz 10 YEAR END 2025 RESULTS & LOM GUIDANCE 60,200 oz of gold produced 57,315 oz of silver produced $102 million cash distribution to Contango AISC = $1,616 per oz sold Manh Choh to Fort Knox 240 mi Kinross is operator (70% owner) On schedule and on budget State and Federal permits received within 18 months Construction and Ramp Up completed in 2 years First gold pour in July 2024 Contract mining & trucking MANH CHOH MINE – DEMONSTRATED DSO SUCCESS IN PRODUCTION – Hedge - Free , as of July 1, 2026

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 11 WHAT IS THE DIRECT SHIPPING ORE (DSO) APPROACH? Drill & Muck at Mine Site Load & Weigh at Mine Site Transport via Rail/Road/Barge Ore mined underground Loaded into covered/sealed containers at the mine site Small environmental footprint Containers loaded and weighed at mine site Ore containers loaded onto trucks Covered/sealed containers prevent “fugitive dust” DSO approach eliminates the need for onsite processing and tailings storage. This drastically reduces the onsite environmental footprint, reduces permitting risk and lowers upfront capital cost. NO TAILINGS FACILITY NO MILL Ore containers are transferred to Rail/Barge Transported to off - site milling facility

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 12 FORT KNOX MILL (Kinross) 1. Reserve and Resource Table can be found in the Appendix MANH CHOH MINE (30%) 1 LUCKY SHOT MINE (100%) 1 Current r esource : 110 , 000 oz Au at 14 . 5 g/t Private land on road/rail system Fully permitted for mining Currently drilling to develop 400 , 000 - 500 , 000 oz Au resource Targeting DSO Feasibility Study in 2027 Target 40 , 000 – 50 , 000 oz Au annual production in 2028 Identified multiple potential processing facilities JOHNSON TRACT PROJECT (100%) 1 KITSAULT VALLEY PROJECT (100%) 1 PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) DSO Routes

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 13 FEASIBILITY UNDERWAY Current 18,000m in - fill and expansion drill program for resource definition OBJECTIVES: Define high - grade “ore shoots” Delineate 400,000 to 500,000 oz Au measured and indicated resource Collect data for detailed feasibility - level mine and transportation plan Anticipate $50 - $60 million spend over 2026 - 27 to reach production decision Targeting 40,000 to 50,000 oz Au annual production in 2028 TARGETING INITIAL RESOURCE OF 400,000 to 500,000 oz Au LUCKY SHOT – OUR NEXT DSO PROJECT Coleman and Lucky Shot Resources Tables 1 Please see S - K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA https : //www . contangoore . com/investors/overview Combined Segments of Lucky Shot Vein Resources Au Ounces Au Grade Tonnes Classification (g/t) - - - Measured 105,620 14.5 226,963 Indicated 105,620 14.5 226,963 TOTAL 25,110 9.5 82,058 Inferred Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mi neral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral re sources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the followi ng parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and apply ing a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade (“COG”). 2026 / 2027 PROGRAM

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 14 High Grade KM Vein 5.92m @ 60.24 g/t Au 0.31m @ 99.75 g/t Au 1.5m @ 59 g/t Au Close - in opportunity to define ~50,000 Oz Au in a 100m x 100m area directly below the West Drift extension. VG and Gal KW Vn projection 100m W. Drift Extension (Current Exploration) Lucky Shot Fault ? NEW DISCOVERY – KEITH MILES VEIN (KM)

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 15 FORT KNOX MILL (Kinross) 1. Reserve and Resource Table can be found in the Appendix 2. See new released dated May 5, 2025 “ Contango Announces S - K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” MANH CHOH MINE (30%) 1 LUCKY SHOT MINE (100%) 1 JOHNSON TRACT PROJECT (100%) 1 Current Resource: 1.1 Moz @ 9.4 g/t Au Eq Critical Metals Project: Gold - Silver - Copper - Zinc - Lead Private land owned by Cook Inlet Regional Inc. (CIRI) Federal permitting currently in FAST 41; targeting mid - 2028 construction decision 100,000 oz Au Eq annual production annual production in 2030 Initial Assessment released May 2025 2 Post Tax NPV 5 = $615.4M and +60% IRR at $4,000 gold 1 year payback KITSAULT VALLEY PROJECT (100%) 1 PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) DSO Routes

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 16 EXPLORATION / PERMITTING 2026 WORK PROGRAM COMPLETED JOHNSON TRACT – FAST 41 PERMITTING JOHNSON TRACT INITIAL ASSESSMENT 1 Post - Tax NPV 5 of USD $ 615 . 4 million with a post - tax IRR of + 60 % at $ 4 , 000 LOM annual average production of 102 , 258 oz Au Eq at 7 . 58 g/t Au Eq Initial Capital costs of $ 213 . 6 million, including $ 36 million in contingency Sustaining Capital costs of USD $ 61 . 3 million, including $ 12 . 3 million in contingency AISC estimated at $ 860 per Au Eq sold Payback period ~ 1 year 7 - year LOM $4,000 Au $3,000 Au $2,200 Au $2,000 Au Sensitivity $615.4 $398.2 $224.0 $181.0 Post - Tax NPV 5 (USD M) POST TAX NPV 5 GOLD PRICE SENSITIVITY x Build road from camp to Portal Site x Mobilize equipment and build laydown x Start preparation for camp winterization x Environmental studies, geotechnical drilling for barge landing, and community outreach x Continue Federal permitting on FAST - 41 dashboard 1 See Contango’s SK 1300 Johnson Tract Technical Report Press Release dated May 6 , 2025 ; Initial capex reflects the Initial Assessment study reported in “ Contango Announces S - K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project ” Press Release and Initial Assessment dated May 6 , 2025 and filed on May 12 , 2025 ; “ GEO” refers to Gold Equivalent Ounces . Road work completed

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 17 FORT KNOX MILL (Kinross) 1. Reserve and Resource Table can be found in the Appendix 2.MRE = Mineral Resource Estimate; 3 . See new released dated September 22, 2026 “ Contango Announces Updated Mineral Resource Estimate for Kitsault Valley Project; Indicated Resources Increase 93% to 89.5 Million Silver Equivalent Ounces ” MANH CHOH MINE (30%) 1 LUCKY SHOT MINE (100%) 1 JOHNSON TRACT PROJECT (100%) 1 KITSAULT VALLEY PROJECT (100%) 1 Current M&I Resource: 166k oz Gold and 34.7 M oz Silver ; Inferred Resource: 817k oz Gold and 29.3 M oz Silver Silver - Gold polymetallic district NEW MRE – September 2026 2,3 : Ind: 89.5 Moz AgEq (7.66 Mt at 364 g/t AgEq ) Inf: 64.92 Moz AgEq (6.31 Mt at 322 g/t AgEq ) +50,000 m 2026 drilling program Environmental baseline, Metallurgical, Permitting planned for 2026 PEA and IBA in 2027 PRECIOUS METALS FOCUSED PORTFOLIO EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO) DSO Routes

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 18 Kitsault Valley MRE 1 1 See Contango’s SK 1300 Kitsault Valley Technical Report Press Release dated September 22 , 2026 ; See Contango’s SK 1300 Kitsault Valley Technical Report Effective Date September 11 , 2026 ; AgEq (Moz) AgEq (g/t) Pb (%) Zn (%) Cu (%) Au (g/t) Ag (g/t) Tonnes (Mt) Area Category 33.28 483.7 0.13 0.15 0.13 5.63 89.14 2.14 Homestake Indicated 56.27 317.06 0.59 0.67 0.03 0.04 296.1 5.52 Dolly Varden 89.55 363.0 0.46 0.53 0.06 1.60 238.34 7.66 Total 48.50 328.30 0.17 0.15 0.04 4.17 53.91 4.60 Homestake Inferred 16.42 289.65 0.62 0.90 0.05 0.10 269.91 1.71 Dolly Varden 64.92 320.26 0.29 0.35 0.04 3.06 112.50 6.31 Total Change 2026 Estimate 2023 Estimate Metric +84.4% 7.66 4.15 Indicated tonnage (Mt) +93.1% 89.55 46.37 Indicated AgEq (Moz) - 7.7% 6.31 6.83 Inferred tonnage (Mt) - 25.1% 64.92 86.73 Inferred AgEq (Moz) Torbrit Mineral Resource Classification geometry: A – Plan view, B – Longitudinal view (looking northeast), C – Cross - sectional view looking northwest. Red solid represents Indicated classification and blue Inferred classification. Comparison of key resource metrics, 2023 vs. 2026 estimates +84% increase Indicated Tonnage & +93% increase Indicated AgEq Oz Ind. 89M oz AgEq at 363 g/t AgEq Inf. 65M oz AgEq at 320 g/t AgEq KITSAULT VALLEY – THE SILVER LINING OF GOLDEN TRIANGLE

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 19 SEPT 15, 2026 NEWS Step - out drilling confirms Torbrit and North Star form one connected silver system. HIGHLIGHTS: DV26 - 480: incl. 881 g/t AgEq over 2.30m DV26 - 488: incl. 2,878 g/t AgEq over 0.98m DV26 - 494: incl. 2,254 g/t AgEq over 1.00m DV26 - 515: also 165 g/t AgEq over 66.35m 2026 drilling not incorporated into the 2026 MRE update TORBRIT & NORTH STAR: ONE CONNECTED SILVER SYSTEM KITSAULT VALLEY – RECENT DRILL RESULTS Note: See Contango’s news release dated September 15, 2026 “ Contango Announces Updated Mineral Resource Estimate for Kitsault Valley Project; Indicated Resources Increase 93% to 89.5 Million Silver Equivalent Ounces ” . Intervals shown are downhole core lengths (approx. 80% - 95% of true width). AgEq = Ag + 11.64Pb + 15.22Zn + 58.27Au, using metal prices of US$53/oz Ag, US$0.90/lb Pb, US$1.25/lb Zn and US$3,500/oz Au, and metallurgical recoveries of 85% Ag, 85% Pb, 80% Zn and 7 5% Au. None of this 2026 drilling is incorporated into the Mineral Resource Estimate update expected later this quarter. The Kit sau lt Valley Project is an exploration - stage property with no mineral reserves; these exploration results do not demonstrate economic viability. See the full news release for the complete assay table and QA/QC disclosure. 2026 PROGRAM New Mineral Resource Estimate released September 22, 2026 ~50,000 meters drilling planned for 2026 Environmental Baseline Studies Community Engagement First Nations Engagement Working towards formal IBA

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM The Contango Value Proposition: High Margin, High Torque, Proven Results An Emerging Mid - Tier Silver - Gold Producer 20 North America – Ag - Focused Developers North America – Producers North America – Au - Focused Developers

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 21 info@contangoore.com +1 - 907 - 388 - 7770 www.contangoore.com Twitter: @orecontango LinkedIn: Contango ORE Instagram: ContangoORE Facebook: Contango ORE CORPORATE INQUIRIES NYSE - A / TSX: CTGO

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 22 LEADERSHIP TEAM Rick Van Nieuwenhuyse CEO & Director 40+ years of experience in the mining industry. He previously served as President and CEO of Trilogy Metals and founded NOVAGOLD where he served as President and CEO. Shawn Khunkhun President & Director 20+ years of experience in capital markets and mineral exploration, development and production. Founder and Director of Gold X2 and Gladiator Metals. Partner at the Fiore Group. Clynt Nauman Chairman of Board & Director 45+ years of experience in mining industry. Served as Chairman and CEO of Alexco Resource, President and Director of Viceroy Gold, Director of NOVAGOLD and Director of Spectrum Gold. Board of Directors Michael Clark CFO 20+ years of experience in corporate finance and financial reporting. He is currently a Director of Avino and has served as CFO of Alexco Resources, Goldgroup Mining and Grosso Group. Darren Devine Director Principal of CDM Capital Partners, a corporate advisory firm and acts as a director to junior companies in the natural resource sector. Completed transactions including Centric Energy’s sale of Eastern African assets to Africa Oil. Tim Clark Director 23+ years of experience in capital markets, corporate strategy and financial analysis for corporations within the commodities and mining sectors. Currently serves as the CEO and Director of Fury Gold Mines. Brad Juneau Director Co - founder of Contango and previously served as President, CEO and Director from August 2012 to January 2020. He has served as Chairman of the Board for Contango since April 2013. Mike Cinnamond Director 25+ years of experience in the mining sector, bringing significant industry and financial knowledge. He has served as the Senior Vice President and CFO of B2Gold since April 2014. Proven Leadership Team with a Demonstrated Track Record of Value Creation in the North American Mining Sector

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 23 BUILDING OUR ESG FRAMEWORK DEVELOPING OUR STRATEGY AROUND OUR BUSINESS MODEL AND CORE VALUES BUILT ON OUR FUNDAMENTAL DSO CRITERIA High - grade resources Gold, Silver, Copper focus Near Infrastructure Road Rail Water Simple permitting from a mining perspective Minimal water and wetlands impact Simple mining/processing Private and State lands ▪ Defining the pillars » Social - safety of our people and our communities, valued partnerships with Alaskan Natives » Environment – responsible practices, minimize our footprint » Governance - business conduct, social responsibility and reporting » Growth – resulting in a strong, reputable company ▪ Working through materiality assessment ▪ Evaluating sustainability risk and opportunities ▪ ESG data quality and completeness forms reliable basis for the future ▪ Consolidating our understanding of risks, opportunities and policies for all our sites

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 24 CONTANGO’S RESERVES AND RESOURCES CONTINUED ON NEXT PAGE Notes: Manh Choh Reserves 1 - Published from Contango 10K. Reserves Current as of 31DEC25 2 - The definitions for mineral reserves in S - K 1300 were followed for mineral reserves. 3 - Mineral reserves were estimated at long term prices of $2,000/oz Au and $23.50/oz Ag. 4 - Mineral reserves are reported at an economic cut - off that varies by process cost and metallurgical recovery, approximately equivalent to 2.50 g/t Au. 5 - Mineral reserve estimates incorporate dilution built in during the re - blocking process and assume 100% mining recovery 6 - Mineral reserves are reported in dry metric tonnes . 7 - Numbers may not total due to rounding. 8 - Mineral reserves are reconciled and incorporate depletion from 2024 and 2025 production 9. Mineral Reserves reported on 30% Contango Ore ownership basis. Notes: Manh Choh Resources 1 - Published from Contango 10K. Reserves Current as of 31DEC25 2 - Mineral Resources are reported on a 30% Contango Ore ownership. 3 - The definitions for mineral resources in S - K 1300 were followed for mineral resources. 4 - Mineral resources are reported exclusive of mineral reserves. 5 - Mineral resources are estimated using long term prices of US$2,000/oz Au price and US$23.53/oz Ag price. 6 - Mineral resources are reported using un - diluted Au and Ag grades. 7 - Mineral resources are reported within constraining pit shells. 8 - Mineral resources that are not mineral reserves do not have demonstrated economic viability. 9 - Mineral resources are reported in dry metric tonnes . 10 - Numbers may not total due to rounding. 11 - Mineral resources are reconciled and incorporate depletion from 2024 and 2025 production. PROJECT CLASSIFICATION TONNES (000) Au Grade (g/t) Au Ounces (000) Ag Grade (g/t) Ag Ounces (000) Cu (%) Cu (M Lb) Pb (%) Pb (M Lb) Zn (%) Zn (M Lb) AuEq (g/t) AuEq Ounces (000) AgEq (g/t) AgEq Ounces (000) Manh Choh Proven 158 4.0 20 11.8 60 4.1 21 352.2 1,586 Proven 714 7.4 170 11.3 259 7.5 173 641.1 13,254 Sub-Total 871 6.8 190 11.4 318 6.9 194 590.1 14,839 TOTAL 871 6.8 190 11.4 318 6.9 194 590.1 14,839 Contango Owned Reserves PROJECT CLASSIFICATION TONNES (000) Au Grade (g/t) Au Ounces (000) Ag Grade (g/t) Ag Ounces (000) Cu (%) Cu (M Lb) Pb (%) Pb (M Lb) Zn (%) Zn (M Lb) AuEq (g/t) AuEq Ounces (000) AgEq (g/t) AgEq Ounces (000) Manh Choh Measured 186 2.0 12.0 11.9 71 2.1 13 182.1 983 Indicated 115 2.1 8.0 6.6 24 2.5 9 185.3 634 Sub-total 301 2.0 20 9.8 95 2.3 22 180.1 1,617 Lucky Shot Measured - - - - - - - - - - - - - - - Indicated 227 14.5 106 14.5 106 987.2 6495 Sub-total 227 14.5 106 14.5 106 987.2 6,495 Johnson Tract Measured - - - - - - - - - - - - - - - Indicated 3,489 5.3 598 6.0 673 0.56 43.1 0.67 51.5 5.21 400.8 9.4 1,053 884.5 84347 Sub-total 3,489 5.3 598 6.0 673 0.56 43.1 0.67 51.5 5.21 400.8 9.4 1,053 884.5 84,347 Homestake Measured - Indicated 2,140 5.6 387 89.1 6,133 0.134 6.3 0.126 6.0 0.149 7.0 7.3 504 483.6 33,275 Sub-total 2,140 5.6 387 89.1 6,133 0.134 6.3 0.126 6.0 0.149 7.0 7.3 504 483.6 33,275 Dolly Varden Measured - - - - - - - - - - - - - - - Indicated 5,520 0.0 7 296.2 52,565 0.025 3.1 0.593 72.2 0.672 81.8 4.8 852 317.1 56,270 Sub-total 5,520 0.0 7 296.2 52,565 0.025 3.1 0.593 72.2 0.672 81.8 4.8 852 317.1 56,270 TOTAL METAL 1,119 59,466 52.5 129.7 489.7 Total EQ 2,537 182,004 Contango Owned Resources

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 25 CONTANGO’S RESERVES AND RESOURCES Notes: Lucky Shot Resources 1. Mineral Resources were estimated as of 26 MAY 23 under definitions for Mineral Resources in S - K1300. See TRS Lucky shot Proj ect Alaska, USA. 2. Mineral resources are estimated using long term prices of US$1,600/oz Au price. 3. Mineral resources are reported using un - diluted Au grades. 4. Mineral resources are reported as contained within 3.0 g/t Au underground shapes applying a 3.0m min. width at a 4.3 g/t C OG. 5. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There are no mineral reserves fo r the Lucky Shot Project. 6. Mineral resources are reported in dry metric tonnes . 7. Numbers may not add due to rounding. 8. Mineral resources are reported on a 100% ownership basis Notes: Johnson Tract Resources 1. Mineral Resources were estimates as of 25 AUG 22 under definitions for Mineral Resources in NI 43 - 101. See Updated Mineral Re source estimate and 43 - 101 Report for Johnson Tract project, Alaska. 2. Assumed metal prices are US$1650/oz for gold (Au), US$20/oz for silver (Ag), US$3.50/lb. copper (Cu), US$1/lb. lead (Pb), and US$1.50/lb. for zinc (Zn) 3. Gold Equivalent (“ AuEq ”) is based on assumed metal prices and payable metal recoveries of 97% for Au, 85% for Ag, 85% Cu, 72% Pb and 92% Zn from me tal lurgical test work completed in 2022. 4. AuEq equals = Au g/t + Ag g/t × 0.01 + Cu% × 1.27 + Pb% × 0.31 + Zn% × 0.59 5. An average bulk density value of 2.84 used as determined by conventional analytical methods for assay samples 6. Capping applied to assays to restrict the impact of high - grade outliers 7. Preliminary underground constrains were applied, including the elimination of isolated or scattered blocks above cut - off grad e to define the “reasonable prospects of eventual economic extraction” for the Mineral Resource Estimate 8. Mineral resources as reported are undiluted 9. Mineral resource tonnages have been rounded to reflect the precision of the estimate 10. Readers are cautioned that mineral resources that are not mineral reserves do not have demonstrated economic viability Notes: Kitsault Valley Resources 1. Mineral Resources were estimated as of 21 SEP 26 23 under definitions for Mineral Resources in S - K1300. See Kitsault MRE TRS 21SEP26 2. Mineral resources are estimated using long term prices Ag $53/oz, Au $3,500/oz, Zn $1.25/ lb , Pb $0.90/ lb , Cu $5.00/ lb 3. Mineral resources are reported using un - diluted grades. 4. Mineral resources are reported as contained within underground shapes at a 132 AgEq COG. 5. AqEq are calculated by deposit based on assumed metal recovery, metal prices, and deposit density. 6. By region the AgEq calculations are: Dolly Varden Region: AgEq = Ag + 58.27Au + 15.22Zn + 11.64Pb +53.27Cu, Homestake Main: AgEq = Ag + 70.17Au + 14.15Zn + 10.92Pb + 52.56Cu, Homestake Silver: AgEq = Ag + 62.15Au + 14.27Zn + 10.96Pb + 49.47Cu 7. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There are no mineral reserves fo r the Kitsault Valley Project. 8. Mineral resources are reported in dry metric tonnes . 9. Numbers may not add due to rounding. 10. Mineral resources are reported on a 100% ownership basis. PROJECT CLASSIFICATION TONNES (000) Au Grade (g/t) Au Ounces (000) Ag Grade (g/t) Ag Ounces (000) Cu (%) Cu (M Lb) Pb (%) Pb (M Lb) Zn (%) Zn (M Lb) AuEq (g/t) AuEq Ounces (000) AgEq (g/t) AgEq Ounces (000) Manh Choh Inferred - 3.2 - 9.2 - 0.0 0 Lucky Shot Inferred 82 9.5 25 9.5 25 646.8 1,532 Johnson Tract Inferred 706 1.4 31 9.1 207 0.59 9.2 0.30 4.7 4.18 65.1 4.8 108 449.3 8,686 Homestake Inferred 4,595 4.2 616 53.9 7,965 0.042 4.2 0.17 16.9 0.15 14.7 5.0 734 328.3 48,501 Dolly Varden Inferred 1,710 0.1 5 269.9 14,839 0.048 1.8 0.62 23.4 0.90 33.9 4.5 249 298.7 16,419 TOTAL METAL 677 23,011 15.2 44.9 113.7 Total EQ 1,116 75,138

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM DEVELOPMENT Historic High - Grade Gold Mining District Initial Discoveries 1890’s 20+ Historic Mines and Prospects Relatively “unmined” since 1942 Mesothermal, shear hosted quartz +Au veins LUCKY SHOT Lucky Shot ore with visible gold Coleman LUCKY SHOT – WILLOW CREEK DISTRICT SCALE OPPORTUNITY 26

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 27 PLAN VIEW LOOKING NORTHWEST JT BLOCK MODEL JOHNSON TRACT DEPOSIT NORTH (G/T) JOHNSON TRACT 27 ATTRACTIVE ATTRIBUTES FOR UNDERGROUND MINING ROBUST GRADES AND 40m TRUE WIDTHS

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 28 Ellis Zone discovery 4km NE of JT Deposit 578 g/t Au and 2,023 g/t Ag over 6.4 m JOHNSON TRACT EXPLORATION UPSIDE – NEW GEOPHYSICAL TARGETS 2023 geophysical survey defines 12km (7.5 mi) mineral trend Geophysics, geochemistry and geology define 1. Distinct +10km long epithermal/VMS trend 2. Two potential intrusive related Cu - Au targets (porphyry) Large, shallowly buried, untested alteration systems detected at DC, between DC and JT, and South of J ohnson Tract Multiple new drill targets 2023 Airborne MobileMT Survey (3D inversion)

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM KITSAULT VALLEY – PREMIER MINING DISTRICT 2 centers of gravity at Kitsault Valley: 1. Gold - focused on northern tract 2. Silver focused on silver tract District scale exploration opportunities Porter Idaho – Historic Mine Mountain Boy – Historic Mine PREMIERE MINING DISTRICT Richest 20km on the planet for gold and silver, from Seabridge's KSM to Newmont's Brucejack 150M ounces of Gold 1.2B ounces of Silver Discovered in just the past 3 decades CORNERSTONE IN THE GOLDEN TRIANGLE, BC

NYSE - A: CTGO | TSX: CTGO | WWW.CONTANGOORE.COM 30 2026 2027 2028 2029+ CASH FLOW FUNDED GROWTH ENGINE Catalyst Rich Portfolio of Advanced Exploration - Stage Assets Supported by Cash Flows from Manh Choh Production Accelerating Growth: Catalysts & Project Pipeline 4 0,000m drill program + baseline env. Advance PEA / IA + initiate permitting Target PEA / IA Study Camp upgrades + initial construction Surface infrastructure permit (FAST 41) Johnson Tract Lucky Shot Manh Choh Kitsault Valley UG tunnel construction + infill drilling Complete road from Camp to Barge Target Fully Permitted / Construction Mine decision; final permits issued Target Feasibility / FID Continued gold production ~2,500m drill program Targeting 60koz p.a. average GEO production Continued exploration initiatives Infill drilling + technical studies UG in - fill drilling program, consisting of 18,000m of total drilling Target Feasibility Study / FID Q2 - 2026: Updated Resource UG tunnel construction+ infill drilling Construct site infrastructure + infill drilling Target Production Utilizing Manh Choh Cash Flow to Drive Near - Term Execution